UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-06041

The Central and Eastern Europe Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2023

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

April 30, 2023

Semiannual Report

to Shareholders

The Central and Eastern Europe Fund, Inc.

Ticker Symbol: CEE

Contents

4	Letter to the Shareholders
8	Performance Summary
10	Schedule of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statements of Changes in Net Assets
18	Financial Highlights
20	Notes to Financial Statements
29	Additional Information

The Central and Eastern Europe Fund, Inc. (“the Fund”) seeks long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central and Eastern Europe.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE

NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	The Central and Eastern Europe Fund, Inc.

Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. This Fund is non-diversified and can take larger positions in fewer issuers, increasing its potential risk.

The United States, the European Union, the United Kingdom and other countries have imposed sanctions on Russia, Russian companies, and Russian individuals in response to actions taken by Russia in recent years, including its February 2022 invasion of Ukraine and subsequent activities. In turn Russia has imposed sanctions on Western individuals, businesses and products, and the Russian central bank has taken actions that have effectively frozen investments by Western entities, including the Fund, in Russian companies. Sanctions have adversely affected not only the Russian economy but also the economies of many countries in Europe, including countries in Central and Eastern Europe, and the continuation of sanctions, or the imposition of new sanctions, may have further adverse effects on the Russian and European economies. As a result of Russia’s invasion of Ukraine and resulting dislocations, the Western sanctions and the retaliatory measures, the value and liquidity of the Fund’s portfolio assets have been severely adversely affected, and its Russian investments (some of which are in companies that are subject to sanctions) have been fair valued at zero since March 14, 2022 except Polymetal International PLC, an Anglo-Russian precious metals mining company registered in the British Crown Dependency of Jersey which continues to trade on the London Stock Exchange. It is not known if the situation will improve.

War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments. In the case of the Fund, Russia’s invasion of Ukraine has materially adversely affected, and may continue to materially adversely affect, the value and liquidity of the Fund’s portfolio.

The Central and Eastern Europe Fund, Inc.	|	3

Letter to the Shareholders	(Unaudited)

Dear Shareholder,

For its most recent semiannual period ended April 30, 2023, The Central and Eastern Europe Fund, Inc. (the ”Fund”) posted a total return in U.S. dollars (“USD”) of 37.16% based on net asset value (“NAV”) and 18.18% based on market price. The Fund’s benchmark, the MSCI Emerging Markets Eastern Europe Index, returned 42.69% during the same period. The Fund traded at an average premium to NAV of 18.76% for the period in review, compared with an average premium of 1.00% for the same period a year earlier.

After the removal of Russia from the benchmark in March of 2022, Poland is now by far the biggest country in our Central and Eastern Europe (CEE) market investment universe, followed by Hungary and the Czech Republic. All three markets recovered significantly over the reporting period as investors began to price in a frozen conflict in Ukraine and expectations for higher energy prices moderated. Sentiment with respect to the Polish equity market was additionally supported by the expectation of increased E.U. financial support. Inflation remained elevated, pushing out the timeline for interest rate cuts by central banks.

The overall resilient macroeconomic environment has supported consistently strong bank earnings. With a positive corporate earnings backdrop, fears of asset quality issues at regional banks eased over the period while higher interest rates boosted the net interest income of these institutions. These supportive factors were reflected in the

Country Breakdown (As a % of Net Assets)	4/30/23	10/31/22
Poland	56%	50%
Hungary	18%	19%
Czech Republic	10%	12%
Austria	4%	3%
United Kingdom	4%	2%
Moldova	3%	4%
France	1%	2%
Russia	1%	1%
Cash*	3%	7%
	100%	100%
*	Includes Cash Equivalents and Other Assets and Liabilities, Net.

4	|	The Central and Eastern Europe Fund, Inc.

performance of financial stocks, which rallied sharply from very depressed valuations. Due to the Fund’s fundamental concentration policy, which provided that the Fund may not invest more than 25% of its total assets in the securities of any one industry, the Fund was significantly underweight in diversified banks as compared to its benchmark, and did not participate fully in this rally, which constrained performance relative to the benchmark. Within financials, the Fund’s increased allocation and subsequent overweight to insurance companies contributed positively to performance on the back of supportive domestic trends for insurers in Poland, the segment’s strong pricing power and some indirect exposure to the banking industry.

The Fund continued to increase its overweight to the energy sector, which had a positive impact on performance. We viewed the sector as attractive on the basis of depressed valuations and solidly underpinned dividend payouts, despite concerns around the imposition of taxes on excess earnings (measured relative to a normal industrial cycle). While supported by strong underlying trends, energy stocks experienced significant volatility over the period driven by pronounced swings in the price of oil as investors appeared to overlook the exposure of these companies to a wider range of factors.

Within Poland, the Fund has increased its exposure to companies within the industrials sector positioned to benefit from a stabilization in the Ukrainian economy, particularly in the infrastructure sphere. More broadly, the Fund increased its exposure to Poland over the period while trimming positions in the Czech Republic and reducing its cash position.

Market Outlook

While inflation appears to be peaking, we do not expect significantly lower inflation and central bank rate cuts until 2024. The outlook for Poland to access E.U. pandemic recovery funds has improved given the

Sector Diversification (As a % of Equity Securities)	4/30/23	10/31/22
Financials	32%	33%
Energy	24%	22%
Consumer Discretionary	11%	10%
Consumer Staples	9%	10%
Utilities	9%	7%
Materials	6%	3%
Health Care	5%	6%
Communication Services	2%	8%
Industrials	2%	1%
Information Technology	—	0%
	100%	100%

The Central and Eastern Europe Fund, Inc.	|	5

country’s strong support for Ukraine and recent steps toward satisfying E.U. requirements around judicial independence and green energy. The recent meeting between the Polish Prime Minister and Ukrainian President Zelensky underscored the potential structural importance of the relationship between the two nations from an economic standpoint once the conflict with Russia has been resolved.

From a sector perspective, while operating results for Polish financials have been strong, windfall taxation and loss provisions related to legacy mortgages, denominated in the Swiss franc and underwritten before the Great Financial Crisis of 2007-2008, have weighed on bank profitability. As these headwinds ease, sentiment with respect to the sector should benefit. We do not see significant risks to asset quality for CEE banks broadly in the short term as the overall business environment is supportive, even with the prospect of interest rates easing from current high levels. With respect to consumer-related sectors, with labor markets still tight and wages gradually increasing, disposable income could benefit as inflation ultimately recedes. That said, we prefer value/discount retailers relative to general apparel or consumer staples companies which are experiencing margin pressures.

While the timeline is difficult to forecast, we have been increasing exposure to companies which stand to benefit from a recovery of

Ten Largest Equity Holdings at April 30, 2023 (64.0% of Net Assets)		Country	Percent
1.	Polski Koncern Naftowy ORLEN SA	Poland	13.7%
2.	Powszechny Zaklad Ubezpieczen SA	Poland	8.3%
3.	MOL Hungarian Oil & Gas PLC	Hungary	6.5%
4.	CEZ AS	Czech Republic	6.4%
5.	Bank Polska Kasa Opieki SA	Poland	5.7%
6.	OTP Bank Nyrt	Hungary	5.6%
7.	Richter Gedeon Nyrt	Hungary	4.8%
8.	KGHM Polska Miedz SA	Poland	4.6%
9.	Dino Polska SA	Poland	4.6%
10.	Allegro.eu SA	Poland	3.8%

Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.

For more details about the Fund’s investments, see the Schedule of Investments commencing on page 10. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit dws.com.

6	|	The Central and Eastern Europe Fund, Inc.

Ukraine’s economy. Many of these companies have had operating units in Ukraine or still have these units and would quickly benefit from an uptick in business activity there. Banks would be among the beneficiaries of this trend as it would stimulate higher corporate loan demand.

From a valuation standpoint, both the Polish and Hungarian equity markets are trading at significant discounts to the overall global emerging markets average, whereas the Czech equity market is trading at a premium, predominately due to one stock. We continue to closely monitor developments affecting foreign investors in Russian securities. No assurances can be given that the extreme adverse environment for U.S. investors, such as the Fund, will improve.

Sincerely,

Christian Strenger	Sebastian Kahlfeld	Hepsen Uzcan
Chairman	Portfolio Manager	Interested Director, President and Chief Executive Officer

The views expressed in the preceding discussion regarding portfolio management matters are only through the end of the period of the report as stated on the cover. Portfolio management’s views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk, including geopolitical and other risks.

The Central and Eastern Europe Fund, Inc.	|	7

Performance Summary	April 30, 2023 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and net asset value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent performance of the Fund.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 4/30/23

	6-Month‡	1-Year	5-Year		10-Year
Net Asset Value(a)	37.16%	12.63%	(18.94)%		(10.58)%
Market Price(a)	18.18%	(26.98)%	(16.48)%		(9.46)%
MSCI Emerging Markets Eastern Europe Index(b)	42.69%	13.15%	(22.54)%		(11.77)%
Blended Index	42.69%	13.15%	(22.54)%	(c)	(12.81)%	(c)

Growth of an Assumed $10,000 Investment

The growth of $10,000 is cumulative.

[a]

Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into

8	|	The Central and Eastern Europe Fund, Inc.

account these fees and expenses. The annualized expense ratio of the Fund for the six months ended April 30, 2023 was 1.79%.

[b]

The MSCI Emerging Markets Eastern Europe Index is a free-float weighted equity index that is designed to capture large and mid cap representation across three emerging markets countries in Eastern Europe (Czech Republic, Hungary, and Poland).

Effective March 9, 2022, MSCI Inc. removed Russian securities from the MSCI Emerging Markets Eastern Europe Index.

[c]

Blended Index represents: MSCI Emerging Markets Europe Index from May 1, 2013 through February 29, 2016; MSCI Emerging Markets Europe ex Greece Index from March 1, 2016 through July 31, 2017; and MSCI Emerging Markets Eastern Europe Index since August 1, 2017.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

‡	Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price

	As of 4/30/23	As of 10/31/22
Net Asset Value	$7.98	$5.96
Market Price	$8.12	$7.05

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information	Per Share
Six Months as of 4/30/23:
Income Distribution	$0.24

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

The Central and Eastern Europe Fund, Inc.	|	9

Schedule of Investments	as of April 30, 2023 (Unaudited)

	Shares	Value ($)
Poland 55.9%
Common Stocks

Banks 11.5%

Bank Polska Kasa Opieki SA	125,000	2,890,755

Powszechna Kasa Oszczednosci Bank Polski SA	220,000	1,699,974

Santander Bank Polska SA	15,000	1,222,321

		5,813,050

Broadline Retail 3.8%
Allegro.eu SA 144A*	240,000	1,891,815

Commercial Services & Supplies 0.6%
Mo-BRUK SA	4,000	280,462

Construction & Engineering 1.0%
Budimex SA	5,500	485,025

Consumer Staples Distribution & Retail 5.5%

Dino Polska SA 144A*	22,500	2,295,376

Eurocash SA*	100,000	457,075

		2,752,451

Electric Utilities 2.0%
PGE Polska Grupa Energetyczna SA*	600,000	994,338

Entertainment 1.1%

11 bit studios SA*	1,000	150,833

CD Projekt SA	15,000	409,489

		560,322

Insurance 8.2%
Powszechny Zaklad Ubezpieczen SA	450,000	4,152,712

Metals & Mining 5.1%

Grupa Kety SA	2,000	273,233

KGHM Polska Miedz SA	80,000	2,301,520

		2,574,753

Oil, Gas & Consumable Fuels 13.7%
Polski Koncern Naftowy ORLEN SA	450,000	6,876,370

Textiles, Apparel & Luxury Goods 3.4%
LPP SA	600	1,734,814
Total Poland (Cost $25,121,018)		28,116,112

Hungary 17.9%
Common Stocks

Banks 5.6%
OTP Bank Nyrt	92,500	2,815,705

The accompanying notes are an integral part of the financial statements.

10	|	The Central and Eastern Europe Fund, Inc.

	Shares	Value ($)

Diversified Telecommunication Services 1.0%
Magyar Telekom Telecommunications PLC (ADR)*	400,000	503,591

Oil, Gas & Consumable Fuels 6.5%
MOL Hungarian Oil & Gas PLC	405,985	3,289,922

Pharmaceuticals 4.8%
Richter Gedeon Nyrt	100,000	2,414,516
Total Hungary (Cost $8,038,342)		9,023,734

Czech Republic 9.7%
Common Stocks

Banks 3.2%

Komercni Banka AS	50,000	1,618,096

Moneta Money Bank AS 144A	1,000	3,681

		1,621,777

Electric Utilities 6.5%
CEZ AS	60,000	3,234,783
Total Czech Republic (Cost $3,779,937)		4,856,560

Austria 4.6%
Common Stocks

Banks 2.0%
Erste Group Bank AG	27,500	998,876

Oil, Gas & Consumable Fuels 2.6%
OMV AG	27,500	1,300,269
Total Austria (Cost $2,038,358)		2,299,145

United Kingdom 3.6%
Common Stocks

Broadline Retail 3.6%
Pepco Group NV (Registered) (Cost $1,853,050)*	190,000	1,825,699

Moldova 3.4%
Common Stocks

Beverages 3.4%
Purcari Wineries PLC (Registered) (Cost $1,725,060)	775,000	1,734,246

The accompanying notes are an integral part of the financial statements.

The Central and Eastern Europe Fund, Inc.	|	11

	Shares	Value ($)
France 1.0%
Common Stocks

Oil, Gas & Consumable Fuels 1.0%
TotalEnergies SE (Cost $354,903)	7,500	479,613

Russia 0.5%
Common Stocks

Banks 0.0%

Sberbank of Russia PJSC* (a)	3,600,000	0

TCS Group Holding PLC (GDR) (Registered)* (a)	87,331	0

		0

Broadline Retail 0.0%
Ozon Holdings PLC (ADR)* (a)	60,000	0

Chemicals 0.0%

PhosAgro PJSC (GDR) (Registered)* (a)	90,000	0

		0

Consumer Staples Distribution & Retail 0.0%

Fix Price Group PLC (GDR) (Registered)* (a)	125,000	0

Magnit PJSC* (a)	63,909	0

Magnit PJSC (GDR) (Registered)* (a)	5	0

X5 Retail Group NV (GDR) (Registered)* (a)	137,884	0

		0

Interactive Media & Services 0.0%
Yandex NV ‘‘A’’* (a)	188,000	0

Metals & Mining 0.5%

Alrosa PJSC* (a)	1,670,000	0

Magnitogorsk Iron & Steel Works PJSC (GDR) (Registered)* (a)	74,569	0

MMC Norilsk Nickel PJSC (ADR)* (a)	50,000	0

Polymetal International PLC	75,000	263,980

Polyus PJSC (GDR) (Registered)* (a)	20,000	0

		263,980

Oil, Gas & Consumable Fuels 0.0%

Gazprom PJSC** (a)	5,000,000	0

Lukoil PJSC** (a)	209,500	0

Novatek PJSC (GDR) (Registered)* (a)	37,500	0

Tatneft PJSC (ADR)† * (a)	100,000	0

		0

Wireless Telecommunication Services 0.0%
Mobile Telesystems PJSC (ADR)* (a)	250,000	0
Total Russia (Cost $65,914,090)		263,980

The accompanying notes are an integral part of the financial statements.

12	|	The Central and Eastern Europe Fund, Inc.

	Shares	Value ($)
Securities Lending Collateral 0.5%
DWS Government & Agency Securities Portfolio ‘‘DWS Government Cash Institutional Shares’’, 4.74% (Cost $257,400) (b) (c)	257,400	257,400

Cash Equivalents 3.4%
DWS Central Cash Management Government Fund, 4.81% (Cost $1,689,548) (c)	1,689,548	1,689,548

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $110,771,706)	100.5	50,546,037
Other Assets and Liabilities, Net	(0.5)	(242,051)

Net Assets	100.0	50,303,986

A summary of the Fund’s transactions with affiliated investments during the period ended April 30, 2023 are as follows:

Value ($) at 10/31/2022	Pur- chases Cost ($)	Sales Proceeds ($)		Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation/ (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 4/30/2023	Value ($) at 4/30/2023
Securities Lending Collateral 0.5%
DWS Government & Agency Securities Portfolio ‘‘DWS Government Cash Institutional Shares’’, 4.74% (b) (c)
1,444,172	—	1,186,772	(d)	—	—	10,027	—	257,400	257,400
Cash Equivalents 3.4%
DWS Central Cash Management Government Fund, 4.81% (c)
2,511,880	4,884,739	5,707,071		—	—	37,142	—	1,689,548	1,689,548
3,956,052	4,884,739	6,893,843		—	—	47,169	—	1,946,948	1,946,948

*	Non-income producing security.

**	Non-income producing security; due to applicable sanctions, dividend income was not recorded.

†	All or a portion of these securities were on loan. The value of all securities loaned at April 30, 2023 amounted to $0.0, which is 0.0% of net assets.

(a)	Investment was valued using significant unobservable inputs.

(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents the net increase (purchases cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended April 30, 2023.

The accompanying notes are an integral part of the financial statements.

The Central and Eastern Europe Fund, Inc.	|	13

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt (See Note E in the Notes to the Financial Statements)

GDR: Global Depositary Receipt (See Note E in the Notes to the Financial Statements)

PJSC: Public Joint Stock Company

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub- group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2023 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)
Poland	$28,116,112	$—	$—	$28,116,112
Hungary	9,023,734	—	—	9,023,734
Czech Republic	4,856,560	—	—	4,856,560
Austria	2,299,145	—	—	2,299,145
United Kingdom	1,825,699	—	—	1,825,699
Moldova	1,734,246	—	—	1,734,246
France	479,613	—	—	479,613
Russia	263,980	—	0	263,980
Short-Term Instruments (e)	1,946,948	—	—	1,946,948
Total	$50,546,037	$—	$0	$50,546,037

(e) See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

14	|	The Central and Eastern Europe Fund, Inc.

Statement of Assets and Liabilities

as of April 30, 2023 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $108,824,758)	$48,599,089
Investment in DWS Central Cash Management Government Fund (cost $1,689,548)	1,689,548
Investment in DWS Government & Agency Securities Portfolio (cost $257,400)*	257,400
Foreign currency, at value (cost $54,212)	50,606
Receivable for investments sold	396,976
Dividends receivable	121,018
Foreign taxes recoverable	178,192
Interest receivable	3,761
Other assets	21,152
Total assets	51,317,742

Liabilities
Payable upon return of securities loaned	257,400
Payable for investments purchased	496,934
Payable for Directors’ fees and expenses	57,668
Investment advisory fee payable	14,378
Administration fee payable	7,668
Accrued expenses and other liabilities	179,708
Total liabilities	1,013,756
Net assets	$50,303,986

Net Assets Consist of
Distributable earnings (loss)	(129,850,600)
Paid-in capital	180,154,586
Net assets	$50,303,986

Net Asset Value

Net assets value per share ($50,303,986 ÷ 6,300,392 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$7.98

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

The Central and Eastern Europe Fund, Inc.	|	15

Statement of Operations

for the six months ended April 30, 2023 (Unaudited)

Net Investment Income
Income:

Dividends (net of foreign withholding taxes of $41,911)	$235,322
Income distributions — DWS Central Cash Management Government Fund	37,142
Securities lending income, net of borrower rebates	10,027
Total investment income	282,491
Expenses:

Investment advisory fee	164,094
Administration fee	43,758
Custody and accounting fee	36,573
Services to shareholders	5,218
Reports to shareholders and shareholder meeting expenses	28,118
Directors’ fees and expenses	74,330
Legal fees	63,927
Audit and tax fees	26,064
NYSE listing fee	11,771
Insurance	9,497
Miscellaneous	14,197
Total expenses before expense reductions	477,547
Expense reductions	(82,047)
Total expenses after expense reductions	395,500
Net investment loss	(113,009)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	(2,115,535)
Foreign currency	4,051
Net realized gain (loss)	(2,111,484)
Change in net unrealized appreciation (depreciation) on:

Investments	16,182,291
Foreign currency	27,621
Change in net unrealized appreciation (depreciation)	16,209,912
Net gain (loss)	14,098,428
Net increase (decrease) in net assets resulting from operations	$13,985,419

The accompanying notes are an integral part of the financial statements.

16	|	The Central and Eastern Europe Fund, Inc.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022

Operations:

Net investment income (loss)	$(113,009)	$1,910,564
Net realized gain (loss)	(2,111,484)	(17,718,276)
Change in net unrealized appreciation (depreciation)	16,209,912	(160,619,446)
Net increase (decrease) in net assets resulting from operations	13,985,419	(176,427,158)
Distributions to shareholders	(1,484,719)	(5,946,582)
Fund share transactions:

Net proceeds from reinvestment of distributions	735,381	809,755
Shares repurchased	—	(2,948,076)
Net increase (decrease) in net assets from Fund share transactions	735,381	(2,138,321)
Total increase (decrease) in net assets	13,236,081	(184,512,061)
Net assets at beginning of period	37,067,905	221,579,966

Net assets at end of period	$50,303,986	$37,067,905

Other Information
Shares outstanding at beginning of period	6,220,022	6,297,200
Shares issued from reinvestment of distributions	80,370	34,858
Shares repurchased	—	(112,036)

Shares outstanding at end of period	6,300,392	6,220,022

The accompanying notes are an integral part of the financial statements.

The Central and Eastern Europe Fund, Inc.	|	17

Financial Highlights

	Six Months Ended 4/30/23		Years Ended October 31,
	(Unaudited)		2022	2021	2020	2019	2018

Per Share Operating Performance
Net asset value, beginning of period	$5.96		$35.19	$22.01	$31.60	$26.98	$27.58
Income (loss) from investment operations:

Net investment income (loss)[a]		(.02)	.31	.90	1.00 [d]	1.32	1.01 [e]
Net realized and unrealized gain (loss) on investments and foreign currency	2.26		(28.64)	13.01	(9.21)	4.24	(1.24)
Total from investment operations	2.24		(28.33)	13.91	(8.21)	5.56	(.23)
Less distributions from:

Net investment income		(.24)	(.95)	(.92)	(1.46)	(1.01)	(.56)
Increase (dilution) in net asset value from dividend reinvestment	.02		(.02)	(.02)	(.03)	(.03)	(.01)
Increase resulting from share repurchases	—		.07	.21	.11	.10	.20
Net asset value, end of period	$7.98		$5.96	$35.19	$22.01	$31.60	$26.98
Market value, end of period	$8.12		$7.05	$31.32	$18.33	$27.34	$22.96

Total Investment Return for the Period[b]
Based upon market value (%)	18.18	**	(76.57)	77.46	(29.42)	23.97	(4.49)
Based upon net asset value[c] (%)	37.16	**	(82.33)	65.86	(26.61)	21.90	(.18)

The accompanying notes are an integral part of the financial statements.

18	|	The Central and Eastern Europe Fund, Inc.

Financial Highlights (continued)

	Six Months Ended 4/30/23		Years Ended October 31,
	(Unaudited)		2022	2021	2020		2019	2018

Ratios to Average Net Assets
Total expenses before expense reductions (%)	2.16	*	1.67	1.18	1.24		1.29	1.30
Total expenses after expense reductions (%)	1.79	*	1.51	1.18	1.24		1.29	1.30
Net investment income (loss) (%)	(.25	)**	2.12	2.95	3.71	[d]	4.59	3.62	[e]
Portfolio turnover (%)	22	**	35	31	43		32	119
Net assets at end of period ($ thousands)	50,304		37,068	221,580	144,813		212,094	184,630

[a]	Based on average shares outstanding during the period.

[b]

Total investment return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]

Net investment income per share includes $258,629 of non-recurring foreign dividend reclaims and $5,373 of non-recurring related interest amounting to $0.04 per share. Excluding these non-recurring amounts, the net investment income ratio would have been 3.57%.

[e]

Net investment income per share includes $981,033 of non-recurring foreign dividend reclaims and $348,133 of non-recurring related interest amounting to $0.19 per share. Excluding these non-recurring amounts, the net investment income ratio would have been 2.94%.

*	Annualized.

**	Not annualized.

The accompanying notes are an integral part of the financial statements.

The Central and Eastern Europe Fund, Inc.	|	19

Notes to Financial Statements	(Unaudited)

A. Accounting Policies

The Central and Eastern Europe Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company incorporated in Maryland. The Fund commenced investment operations on March 6, 1990.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Fund calculates its net asset value (“NAV”) per share for publication at the close of regular trading on Deutsche Börse XETRA, normally at 11:30 a.m., New York time.

The Fund’s Board has designated DWS International GmbH (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

20	|	The Central and Eastern Europe Fund, Inc.

Investments in open-end investment companies are valued and traded at their NAV each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Due to the impact of sanctions and other regulations and requirements, dividend income may not be recorded. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below

The Central and Eastern Europe Fund, Inc.	|	21

specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended April 30, 2023, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of April 30, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2023, the Fund had securities on loan which were classified as common stock in the Schedule of Investments. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

22	|	The Central and Eastern Europe Fund, Inc.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At October 31, 2022, the Fund had a net tax basis capital loss carryforward of approximately $67,373,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($17,650,000) and long-term losses ($49,723,000).

At April 30, 2023, the aggregate cost of investments for federal income tax purposes was $110,514,376. The net unrealized depreciation for all investments based on tax cost was $60,225,749. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $9,213,579 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $69,439,328.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such

The Central and Eastern Europe Fund, Inc.	|	23

period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with DWS International GmbH (“DWSI”). The Fund also has an Administration Agreement with DWS Investment Management Americas, Inc. (“DIMA”). DWSI and DIMA are affiliated companies.

Under the Investment Advisory Agreement with DWSI, DWSI directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. DWSI determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides DWSI with a fee, computed weekly and payable monthly, at the annual rate of 0.75% of the Fund’s average weekly net assets up to and including $100 million, 0.60% of such assets in excess of $100 million and up to and including $500 million, 0.55% of such assets in excess of $500 million and up to and including $750 million, and 0.50% of such assets in excess of $750 million. In addition, DWSI has agreed to implement a temporary partial fee waiver. Effective February 24, 2022, the fee payable by the Fund to DWSI was reduced by 50% until further notice (but through at least December 31, 2023) by DWSI to the Fund. The 50% waiver was applied in a manner that incorporated DWSI’s previously existing voluntary waiver of 10 basis points, which commenced on January 1, 2022 and lasted until December 31, 2022.

Accordingly, for the six months ended April 30, 2023, the fee pursuant to the Investment Advisory Agreement aggregated $164,094, of which $82,047 was waived resulting in an annualized rate of 0.375% of the Fund’s average weekly net assets.

Under the Administration Agreement with DIMA, DIMA provides certain fund administration services to the Fund. The Administration Agreement provides DIMA with an annual fee, computed weekly and payable monthly, of 0.20% of the Fund’s average weekly net assets.

C. Transactions with Affiliates

DWS Service Company (“DSC”), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc.

24	|	The Central and Eastern Europe Fund, Inc.

(“SS&C”) (name changed from DST Systems, Inc. effective January 1, 2023), DSC has delegated certain transfer agent and dividend-paying agent functions to SS&C. DSC compensates SS&C out of the fee it receives from the Fund. For the six months ended April 30, 2023, the amount charged to the Fund by DSC included in the Statement of Operations under “Services to shareholders” aggregated $4,494, of which $1,494 is unpaid.

Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended April 30, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders and shareholder meeting expenses” aggregated $6,514, of which all is unpaid.

Deutsche Bank AG, the majority shareholder in the DWS Group, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund’s Rule 17e-1 procedures. For the six months ended April 30, 2023, Deutsche Bank did not receive brokerage commissions from the Fund.

Certain Officers of the Fund are also officers of DIMA.

The Fund pays each Director who is not an “interested person” of DIMA or DWS International GmbH retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in DWS Central Cash Management Government Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay DIMA an investment management fee. DWS Central Cash Management Government Fund seeks maximum current income to the extent consistent with stability of principal.

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2023 were $9,432,079 and $9,345,257, respectively.

E. Investing in Emerging Markets in Central and Eastern Europe

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include currency fluctuations, high rates of inflation or deflation, repatriation restrictions on income and capital, and adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, may be subject to government

The Central and Eastern Europe Fund, Inc.	|	25

ownership controls or delayed settlements and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

The United States, the European Union, the United Kingdom and other countries have imposed sanctions on Russia in response to Russian military and other actions and Russia’s February 2022 invasion of Ukraine have led to additional sanctions being imposed, and countermeasures imposed by Russia have had, and continue to have, an adverse impact on the local operating conditions and introduced severe limitations on the activities available to non-resident investors in the market and with any holdings of Russian domestic and non-domestic securities held in other locations. These events have negatively affected the value of many of the Fund’s portfolio investments, particularly its Russian investments (some of which are in companies affected by the sanctions), which (with the exception of one Anglo-Russian company registered in Jersey, Channel Islands) have been valued at zero since March 14, 2022, and may continue to be so valued for an indefinite period. These circumstances have resulted in market disruptions, inability to conduct normal market purchase and sale transactions, impacts to receipt of dividend income as well as the introduction of asset transfer restrictions and the adoption of currency restrictions prohibiting the repatriation of, or further investment of, Russian ruble income received on securities. On April 16, 2022, the Russian Federation adopted Federal Law No. 114-FZ, which relates to the mandatory termination by Russian incorporated issuers of depository receipt (“DR”) programs (the “DR Law”). The DR Law provides for the mandatory termination of DR programs by all Russian incorporated issuers unless an express permission is obtained by the issuer from the relevant Russian authority to retain the issuer’s DR program. Since April 27, 2022, the DR Law’s effective date, all voting and dividend rights attached to the shares underlying outstanding DRs have been suspended. With respect to its holdings of Russian DRs, the Fund participated in four mandatory share conversion schemes while complying with restrictions imposed by sanctions. Due to the frequently changing regulatory and market environment and complexity in processing, no assurance can be given that additional DR exchanges will occur. The various sanctions have adversely affected, and may continue to adversely affect, not only Russian individuals, Russian issuers, and the Russian economy, but also the economies of many countries in Europe, including Central and Eastern Europe. Russia’s military incursions in the Ukraine and the resulting sanctions have adversely affected, and may continue to adversely affect, global energy and financial markets, as well as markets for some agricultural products, potentially affecting the value of the Fund’s investments even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The continuation of current sanctions or the imposition of additional sanctions may further

26	|	The Central and Eastern Europe Fund, Inc.

materially adversely affect the value and liquidity of the Fund’s portfolio, and measures taken since Russia’s invasion of Ukraine have resulted in the freeze of Russian assets held by the Fund and it is not known when or if this situation will improve. The situation with Russia continues to evolve and remains fluid. The severity and duration of Russia’s military actions, resulting sanctions and resulting market disruptions are impossible to predict, but they could continue to be substantial.

F. Capital

During the six months ended April 30, 2023, the Fund did not purchase any shares of its common stock. During the year ended October 31, 2022, the Fund purchased 112,036 of its shares of common stock on the open market at a total cost of $2,948,076 ($26.31 average per share.) The average discount of these purchased shares, comparing the purchase price to the NAV per share at the time of purchase, was 13.33%.

During the six months ended April 30, 2023 and the year ended October 31, 2022, the Fund issued for dividend reinvestment 80,370 and 34,858 shares, respectively. The average premium and the average discount of these issued shares, comparing the issue price to the NAV per share at the time of issuance, was 22.42% and 15.33%, respectively.

G. Share Repurchases

On July 30, 2021, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 638,580 shares during the period from August 1, 2021 through July 31, 2022. The Fund repurchased 167,536 shares between August 1, 2021 and February 23, 2022. On July 29, 2022, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 622,066 shares during the period from August 1, 2022 through July 31, 2023. The Fund did not repurchase shares between February 24, 2022, when the Fund’s shares began trading at a premium to their net asset value, and April 30, 2023.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund’s repurchases will reduce the spread between the market price of the Fund’s shares referred to below and its NAV per share.

Monthly updates concerning the Fund’s repurchase program are available on its Web site at dws.com.

The Central and Eastern Europe Fund, Inc.	|	27

H. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At April 30, 2023, there were two shareholders that held approximately 10% and 9% respectively, of the outstanding shares of the Fund.

28	|	The Central and Eastern Europe Fund, Inc.

Additional Information

Automated Information Lines	DWS Closed-End Fund Info Line (800) 349-4281
Web Site	dws.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	DWS Attn: Secretary of the DWS Funds 100 Summer Street Boston, MA 02110
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	SS&C GIDS, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	DWS Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 437-6269
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting	A description of the Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available on our web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 437-6269.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.

The Central and Eastern Europe Fund, Inc.	|	29

Investment Management

DWS International GmbH, which is part of DWS Group, is the investment advisor for the Fund. DWS International GmbH provides a full range of investment advisory services to both institutional and retail clients. DWS International GmbH is a direct, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Voluntary Cash Purchase Program and Dividend Reinvestment Plan

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan (“Plan”) which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Service Company

P.O. Box 219066

Kansas City, MO 64121-9066

Tel.: 1-800-437-6269

NYSE Symbol	CEE
Nasdaq Symbol	XCEEX
CUSIP Number	153436100

30	|	The Central and Eastern Europe Fund, Inc.

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the DWS Group:

—

The Central and Eastern Europe Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Central and Eastern Europe (with normally at least 80% in securities of issuers domiciled in countries in Central and Eastern Europe).

—	The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Europe (with normally at least 80% in securities of issuers domiciled in Europe).

—

The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-GERMANY (1-800-437-6269) (in the U.S.) for shareholder reports.

CEE-3

(R-027581-12 6/23)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

November 1 through November 30	0	n/a	0	622,066
December 1 through December 31	0	n/a	0	622,066
January 1 through January 31	0	n/a	0	622,066
February 1 through February 28	0	n/a	0	622,066
March 1 through March 31	0	n/a	0	622,066
April 1 through April 30	0	n/a	0	622,066

Total	0	n/a	0

On July 29, 2022, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 622,066 shares during the period from August 1, 2022 through July 31, 2023.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Central and Eastern Europe Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2023

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	6/29/2023